UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 21, 2001
(Date of Earliest Event Reported)

GEXA CORP.
(Exact Name of Registrant as Specified in its Charter)

Texas	0-16179	76-0670175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Greenway Plaza- Suite 1826, Houston, TX		77046
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 626-2809

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

In our Annual Report on Form 10-KSB for the year ended December 31, 2000, filed with the SEC on June 6, 2001 we disclosed the change in management of Gexa Corp., and the resignation of our former directors. We plan to issue and sell shares of common stock to our new officers and directors and/or their affiliates prior to the end of our quarter ended June 30, 2001. Our new management consists of Neil Leibman, CEO and director, Marcie Zlotnik, President and director, Steven H. Bethke, director, Norman George, director, and Kyle A. MacDonald, chief technical officer. The consideration for the issuance and sale of shares shall be determined by our board of directors in accordance with our articles of incorporation and the Business Corporation Act of the State of Texas. The former directors, consisting of Justin Rice, Gary Rice and Robert McDougal, submitted written resignations as set forth in the minutes of Gexa's board of directors meeting held on January 31, 2001, which minutes are attached as Exhibit 99.3 to this Form 8-K. See Items 5 and 6 below.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

For more than the past five years, Gexa Corp. has been an inactive entity as defined under Section 210.3-11 of Regulation S-X and has no business operations. On January 31, 2001, the former directors of Gexa elected Neil Leibman as a director and resigned as officers and directors of Gexa thereafter. Prior to their resignation, the former directors approved: (i) the conversion  of our outstanding convertible preferred stock into shares of common stock on a 1 for 1 basis; (ii) approved a 1 for 25 reverse stock split of our common stock; and (iii) the reincorporation of Gexa from Nevada to Texas.

On June 19, 2001, Gexa submitted an application to the Public Utility Commission of the State of Texas for the purpose of becoming a retail reseller of electricity to residential and small commercial customers in Texas. Under Texas law, beginning January 1, 2002, customers may elect to purchase electricity from independent resellers, such as Gexa.

The following table sets forth as the name, age and position held with respect to our new officers and directors:

Name	Age	Positions	Term
Neil Leibman	41	Chief Executive Officer, Director	one year
Marcie Zlotnik	39	President, Director	one year
Kyle A. MacDonald	37	Chief Technical Officer	one year
Steven H. Bethke	42	Director	one year
Norman George	63	Director	one year

Mr. Leibman, CEO and Chairman since January 2001: Mr. Neil Leibman has an undergraduate degree from Emory University and a Juris Doctor and Master of Business Administration degree from the State University of New York at Buffalo. Since 1984, Mr. Leibman has been practicing law in Texas and his law firm specializes in corporate law and business litigation. Mr. Leibman currently is a member of the board of directors of Sundowner Pools & Landscape, Inc., a Texas corporation, and EZUtilities Corp., a Texas corporation. In addition, he serves as Vice Chairman of the Board of Trustees of The Fay School, Houston, TX and on the Development Council of Texas Children's Hospital.

Ms. Marcie Zlotnik, President and a director since March 2001: Ms. Zlotnik graduated in 1987 from the University of Texas in Austin, TX with a Bachelor of Business Administration in Accounting. During the past ten years, prior to joining Gexa in March, 2001,Ms. Zlotnik has worked in the telecommunication industry  and was Chief Operating Officer of Coastal Telephone Company, which was acquired by Broadwing Communication. Following her managing position at Coastal Telephone Company, Ms. Zlotnik became President of TotalNet Communications, Inc., a long distance telephone company in Houston, Texas.

Mr. Kyle A. MacDonald, Chief Technical Officer since March 2001: Mr. MacDonald graduated in 1987 from the University of Colorado in Boulder, CO with a Bachelor of Fine Arts, majoring in Political Science. Mr. MacDonald co-founded TouchMedia Networks, Inc., an interactive kiosk provider in 1992, which was later sold to High Technology Solutions, Inc. Mr. MacDonald became Director of Business Development at High Technology Solutions, Inc. until he became CTO of Gexa in March 2001.

Mr. Steven H. Bethke, a director since March 2001: Mr. Bethke is the founder and  Chairman and CEO of Affordable Telecommunication Technology Corporation (OTC:BB Symbol "ATTP"), a public company with headquarters in Houston, TX, since its inception in 1998. Mr. Bethke previously was employed as General Manager of Houston Telephone and Paging (HT&P), from July, 1995 to September, 1996. Prior to joining HT&P, he was employed as a consultant to HT&P from January, 1995 to July, 1995. Prior to joining HT&P as a consultant, he was employed by Even America, Inc. (which is the North American marketing company for Samson Electronics LTD, a Korean electronics manufacturer) as North American Sales Manager from August 1994 to July, 1995. Mr. Bethke was Manager of Indirect Distribution with MobileComm (a Bell South company) from June 1993 to August 1994. Prior to that time he was employed as Manager of Distribution for Houston Cellular Telephone Company from November 1988.

Mr. Norman George, a director since March 2001: Mr. George is currently a Director and Chief Financial Officer of Affordable Telecommunication Technology Corporation, since he was hired by ATTP on part-time basis as CFO on September 1, 1998. Mr. George became ATTP's full-time CFO in  mid-1999 and has been a member of its Board of Directors since 1999. Prior to joining ATTP, Mr. George was self -employed with ownership interest in numerous retail companies over the past twenty-five (25) years. He formerly was employed for 10 years by Peat, Marwick and Mitchell as a retail consultant. He is a graduate of the University of Texas with a degree in Finance and Accounting.

Each of the directors was elected for a term of one year. Article X of our Articles of Incorporation under the laws of the State of Texas, attached as Exhibit 3.1 hereto, authorize that commencing with Gexa'a annual meeting in 2002, the successor directors shall be elected for a term of three years.

ITEM 6. RESIGNATIONS OF REGISTRANTS' DIRECTORS.

The resignation of the former directors, Justin Rice, Gary Rice and Robert McDougal, was not related to any disagreement with Gexa on any matter relating to Gexa's operations, policies or practices.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Exhibits

Exhibit No.	Description
3.1	Articles of Incorporation of Gexa Corp. filed under the laws of the State of Texas, filed herewith.
3.2	Bylaws of Gexa Corp. filed herewith.
13.1	Gexa's Annual Reports on Form 10-KSB for the years ended December 31, 1998, 1999 and 2000, filed with the SEC on June 19, 2001, June 5, 2001 and June 6, 2001, respectively (incorporated by reference).
13.2	Gexa's Quarterly Report on From 10-QSB for the three-month period ended March 31, 2001, filed with the SEC on June 7, 2001(incorporated by reference).
99.1	Texas Business Corporation Act Part V, Article 5.01, 5.02 and 5.03. (incorporated by reference to Exhibit 99.2 to Gexa's Annual Report on Form 10-KSB for the year ended December 31, 2000, filed June 6, 2001).
99.2	Application for Retail Electric Provider dated June 19, 2001, filed herewith.
99.3	Corporate Resolutions of Gexa Corp. adopted January 31, 2001, filed herewith.

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEXA CORP.
By:/s/ Marcie Zlotnik
Marcie Zlotnik, President
Houston, TX
June 21, 2001

Exhibit 3.1

ARTICLES OF INCORPORATION
OF
GEXA CORP.

ARTICLE I

The name of the Corporation is GEXA CORP.

ARTICLE II

The period of duration is perpetual.

ARTICLE III

The purpose for which the corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the Texas Business Corporations Act.

ARTICLE IV

The aggregate number of shares which the corporation shall have authority to issue is as follows:

Seventy Five Million (75,000,000) Shares of Common Stock at ($0.01) per share par value, said Common Stock to have full voting rights and to be fully paid and non-assessable

Two Million Five Hundred Thousand (2,500,000) Shares of Preferred Stock at ($0.05) per share par value.

(a) The Preferred Stock may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors. The voting powers, designations, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, of the Preferred Stock of each series shall be such as are fixed by the Board of Directors, authority so to do being hereby expressly granted, and as are stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock (herein called the "Directors’ Resolution"). The Directors’ Resolution as to any series shall (1) designate the series, (2) fix the dividend rate, if any, of such series, establish whether dividends shall be cumulative or non-cumulative, fix the payment dates for dividends on shares of such series and the date or dates, or the method of determining the date or dates, if any, from which dividends on shares of such series shall be cumulative, (3) fix the amount or amounts payable on shares of such series upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, and (4) state the price or prices or rate or rates, and adjustments, if any, at which, the time or times and the terms and conditions upon which, the shares of such series may be redeemed at the option of the Corporation or at the option of the holder or holders of shares of such series or upon the occurrence of a specified event, and state whether such shares may be redeemed for cash, property or rights, including securities of the Corporation or another entity; and such Directors’ Resolutions may (i) limit the number of shares of such series that may be issued, (ii) provide for a sinking fund for the purchase or redemption of shares of such series and specify the terms and conditions governing the operations of any such fund, (iii) grant voting rights to the holders of shares of such series, (iv) impose conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issuance of additional Preferred Stock or other capital stock ranking on a parity therewith, or prior thereto, with respect to dividends or distributions of assets upon liquidation, (v) impose conditions or restrictions upon the payment of dividends upon, or the making of other distributions to, or the acquisition of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distributions of assets upon liquidation, (vi) state the time or times, the price or prices or the rate or rates of exchange and other terms, conditions and adjustments upon which shares of any such series may be made convertible into, or exchangeable for, at the option of the holder or the Corporation or upon the occurrence of a specified event, shares of any other class or classes or of any other series of Preferred Stock or any other class or classes of stock or other securities of the Corporation, and (vii) grant such other special rights and impose such qualifications, limitations or restrictions thereon as shall be fixed by the Board of Directors, to the extent not inconsistent with this Article IV and to the full extent now or hereafter permitted by the laws of the State of Texas.

Except as by law expressly provided, or except as may be provided in any Directors’ Resolution, the Preferred Stock shall have no right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of stockholders of the Corporation.

Preferred Stock that is redeemed, purchased or retired by the Corporation shall assume the status of authorized but unissued Preferred Stock and may thereafter, subject to the provisions of any Directors’ Resolution providing for the issue of any particular series of Preferred Stock, be reissued in the same manner as authorized but unissued Preferred Stock.

(b) Subject to the preferred rights of the holders of shares of any class or series of Preferred Stock as provided by the Board of Directors with respect to any such class or series of Preferred Stock, the holders of the Common Stock shall be entitled to receive, as and when declared by the Board of Directors out of the funds of the Corporation legally available therefor, such dividends (payable in cash, stock or otherwise) as the Board of Directors may from time to time determine, payable to stockholders of record on such dates, not exceeding 60 days preceding the dividend payment dates, as shall be fixed for such purpose by the Board of Directors in advance of payment of each particular dividend.

In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the distribution or payment to the holders of shares of any class or series of Preferred Stock as provided by the Board of Directors with respect to any such class or series of Preferred Stock, the remaining assets of the Corporation available for distribution of stockholders shall be distributed among and paid to the holders of Common Stock ratably in proportion to the number of shares of Common Stock held by them respectively.

Except as otherwise required by law, each holder of shares of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder’s name of the books of the Corporation.

(c) The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable laws.

ARTICLE V

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities, rights (the "Rights") entitling the holders thereof to purchase from the Corporation shares of capital stock or other securities. The times at which and the terms upon which the Rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence the Rights. The authority of the Board of Directors with respect to the Rights shall include, but not be limited to, determination of the following:

(a) The initial purchase price per share of the capital stock or other securities of the Corporation to be purchased upon exercise of the Rights;

(b) Provisions relating to the times at which and the circumstances under which the Rights may be exercised or sold or otherwise transferred, either together with or separately from, any other securities of the Corporation;

(c) Provisions that adjust the number or exercise price of the Rights or amount or nature of the securities or other property receivable upon exercise of the Rights in the event of a combination, split or recapitalization of any capital stock of the Corporation, a change in ownership of the Corporation’s securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such Rights;

(d) Provisions that deny the holder of a specified percentage of the outstanding securities of the Corporation the right to exercise the Rights and/or cause the Rights held by such holder to become void;

(e) Provisions that permit the Corporation to redeem the Rights; and

(f) The appointment of a Rights Agent with respect to the Rights;

and such other provisions relating to the Rights as may be determined by the Board of Directors.

ARTICLE VI

No holder of stock of the Corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of the Corporation or any additional stock to be issued whether or not by reason of any increase of the authorized capital stock of the Corporation, or any bonds, certificates of indebtedness, debentures or other securities convertible into stock or such additional authorized issuance of new stock, but rather such stock, bonds, certificates of indebtedness, debentures and other securities may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of their discretion.

ARTICLE VII

The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for creating, defining, limiting and regulating the powers of the Corporation, the directors and the stockholders.

(a) Subject to any limitation contained in the bylaws, the Board of Directors may make bylaws, and from time to time may alter, amend or repeal any bylaws, but any bylaws made by the Board of Directors may be altered, amended or repealed by the stockholders at any meeting of stockholders by the affirmative vote of the holders of at least 66-2/3% of the outstanding shares entitled to vote thereon, provided notice that an amendment is to be considered and acted upon is inserted in the notice of waiver of notice of such meeting.

(b) Any vote or votes authorizing liquidation of the Corporation or proceedings for its dissolution may provide, subject to (i) any agreements among and between stockholders, (ii) the rights of creditors and (iii) rights expressly provided for particular classes or series of stocks, for the distribution pro rata among the stockholders of the Corporation of the assets of the Corporation, wholly or in part in kind, whether such assets be in cash or other property, and may authorize the Board of Directors of the Corporation to determine the value of the different assets of the Corporation for the purpose of such liquidation and may divide such assets or any part thereof among the stockholders of the Corporation in such manner that every stockholder will receive a proportionate amount in value (determined as aforesaid) of cash or property of the Corporation upon such liquidation or dissolution even though each stockholder may not receive a strictly proportionate part of each such asset.

(c) The Corporation shall, to the maximum extent permitted from time to time under the Business Corporation Act of the State of Texas, indemnify and upon request shall advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was or has agreed to be a director or officer of the Corporation, or while a director or officer is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees and expenses), judgments, fines, penalties and amounts paid in settlement or incurred in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was or has agreed to be a director or officer of the Corporation, or while a director or officer is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees and expenses), judgments, fines, penalties and amounts paid in settlement or incurred in connection with the investigation, preparation to defend or defense of such action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any bylaw, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representatives of such person. Any repeal or modification of the foregoing provisions of this Article VII shall be prospective only and shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

(d) A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted under the Business Corporation Act of Texas, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for actions or omissions under Article 2.02-1, et seq. of the Business Corporation Act of the State of Texas, or (iv) for any transaction from which the director derived an improper personal benefit. If the Business Corporation Act of the State of Texas is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Business Corporation Act of the State of Texas as so amended. Any repeal or modification of this Section by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE VIII

The corporation will not commence business until it has received for the issuance of shares consideration of the value of One Thousand Dollars ($1,000.00) consisting of money, labor performed or property actually received.

ARTICLE IX

The street address of its initial registered office is 24 Greenway Plaza, Suite 1826, Houston, Texas 77046, and the name of its initial registered agent at such address is Neil Leibman. The name of the incorporator is Neil Leibman whose address is 24 Greenway Plaza, Suite 1826, Houston, Texas 77046.

ARTICLE X

The number of directors constituting the initial board of directors shall be no less than one (1) and no more than fifteen (15) and the names and addresses of the person or persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and qualified are:

Neil Leibman

24 Greenway Plaza, Suite 1826, Houston, Texas 77046

As to the initial election, the director or directors shall be elected for a term expiring at the next annual meeting of stockholders to be held in 2002. At each annual meeting, commencing with the annual meeting in 2002, the successor or successors to the class of directors whose term shall expire in that year shall be elected to hold office for the term of three years. Any director elected or appointed to fill a vacancy shall hold office for the remaining term of the replaced director. No decrease in the number of directors constituting the Corporation’s Board of Directors shall shorten the term of any incumbent director. Any vacancy in the Board of Directors, whether arising through death, resignation or removal of a director, or through an increase in the number of directors of any class, shall be filled by the majority vote of the remaining directors, although less than a quorum, or by a sole remaining director. The bylaws may contain any provision regarding classification of the Corporation’s directors not inconsistent with the terms hereof. The right to cumulate votes in the election of directors is expressly prohibited.

A director of the Corporation may be removed only for cause and only upon the affirmative vote of the holders of 66-2/3 percent of the outstanding capital stock of the Corporation entitled to vote at an election of directors, subject to further restrictions on removal, not inconsistent with this Article X or as may be contained in the bylaws.

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Directors’ Resolutions applicable thereto, and such directors shall not be subject to the provisions of this Article X unless expressly provided by such terms.

ARTICLE XI

Any action required by the Texas Business Corporation Act to be taken at any annual or special meeting or any action which may be taken at any annual or special meeting of the shareholders may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

ARTICLE XII

Election of directors need not be by written ballot unless the bylaws of the Corporation shall so provide. Meetings of stockholders may be held within or without the State of Texas, as the bylaws may provide. The books of the Corporation may be kept (subject to any provisions contained in the statutes of the State of Texas) outside of the State of Texas at such place or places as may be designated form time to time by the Board of Directors or the bylaws of the Corporation.

ARTICLE XIII

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner set forth below, and all rights and conferred upon the directors or stockholders of the Corporation herein or in any amendment hereof are granted subject to this reservation.

The affirmative vote of the holders of at least 75% of the then outstanding shares entitled to vote thereon and the affirmative vote of the holders of at least 75% of the then outstanding shares of each class of stock of the Corporation voting separately as a class, shall be required to adopt any amendment to Articles V, VII, X, XI and XIII of the Certificate of Incorporation of the Corporation.

The affirmative vote of the holders of at least a majority of the then outstanding shares entitled to vote thereon and the affirmative vote of the holders of at least a majority of the then outstanding shares of each class of stock of the Corporation voting separately as a class, shall be required to adopt any amendment to Sections I, II, III, IV, VI, VII and XII of the Certificate of Incorporation of the Corporation.

Signed this _____ day of __________________________, 2001.

/s/ Neil Leibman, Incorporator

THE STATE OF TEXAS ))

                                                 ))

COUNTY OF HARRIS        ))

BEFORE ME, a notary public, on this day personally appeared Neil Leibman, known to me to be the person whose name is subscribed to the foregoing instrument and being by me first duly sworn, declared that the statements therein contained are true and correct.

GIVEN UNDER MY HAND AND SEAL OF OFFICE on this the _____ day of ________________________, 2001.

______________________________________

Notary Public in and for the State of Texas

Exhibit 3.2

BYLAWS OF GEXA CORP.

ARTICLE I

Offices

Section 1.1 Offices. The Corporation may have offices at such places both within and without the State o Texas as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE 11

Stockholders' Meetings

Section 2.1 Annual Meeting. The annual meeting of the holders of shams of each class or series of stock as are entitled to notice thereof and to vote there at pursuant to applicable law and the Corporation's Certificate of Incorporation for the purpose of electing directors and transacting such other proper business as may come before it shall be held in each year, at such time, on such day and at such place within or without the State of Texas, as may be designated by the Board of Directors.

Section 2.2 Special Meetings. In addition to such special meetings as are provided by law or the Corporation's Certificate of Incorporation, 3pecial meetings of the holders of any class or series or of all classes or series of the Corporation's stock for any purpose or purposes, may be called at any time by the Board of Directors and may be held on such day, at such time and at such place, within or without the State of Texas, as shall be designated by the Board of Directors.

Section 2.3 Notice of Meetings and Adjourned Meetings. Except as otherwise provided by law, written notice of any meeting of Stockholders (i) shall be given either by personal delivery or by mail to each Stockholder of record entitled to vote thereat, (ii) shall be in such form as is approved by the Board of Directors, and (iii) shall state the date, place and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, such written notice shall be given not less than ten nor more than sixty (60) days before the date of the meeting. Except when a Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened, presence in person or by proxy of a Stockholder shall constitute a waiver of notice of such meeting. Further, a written waiver of any notice required by law or by these Bylaws, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice, Except as otherwise provided by law, the business that may be transacted at any such meeting shall be limited to and consist of the purpose or purposes stated in such notice. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting,

Section 2.4 Voting Lists. The officer or agent having charge of the stock transfer books for shares of the Corporation shall keep a complete list of Stockholders entitled to vote at meetings or any adjournments thereof. arranged in alphabetical order, in accordance with applicable law and shall make same available prior to and during each Stockholders' meeting for inspection by the Corporation's Stockholders as required by law, The Corporation's original stock transfer books shall be prima-facie evidence as to who are the Stockholders entitled to examine such list or transfer books or to vote at any meeting of Stockholders.

Section 2.5 Quorum. Except as otherwise provided by law or by the Corporation's Certificate of Incorporation, the holders of a majority of the Corporation's stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy, without regard to class or series, shall constitute a quorum at all meetings of the Stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the Stockholders. the holders of a majority of such shares of stock, present in person or represented by proxy, may adjourn any meeting from time to time without notice other than announcement at the meeting, except as otherwise required by these Bylaws, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present represented, any business may be transacted which might have been transacted at the meeting as originally called.

Section 2.6 Organization. Meetings of the Stockholders shall be presided over by the Chairman of the Board of Directors, if one shall be elected, or in his absence, by the President or by any Vice President, or, in the absence of any of such officers, by a chairman to be chosen by a majority of the Stockholders entitled to vote at the meeting who are present in person or by proxy. The Secretary, or, in his absence, any Assistant Secretary or any person appointed by the individual presiding over the meeting, shall act as secretary at meetings of the Stockholders.

Section 2.7 Voting. Each Stockholder of record, as determined pursuant to Section 2.8, who is entitled to vote in accordance with the terms of the Corporation's Certificate of Incorporation and in accordance with the provisions of these Bylaws, shall be entitled to one vote, in person or by proxy, for each share of stock registered in his name on the books of the Corporation. Every Stockholder entitled to vote at any Stockholders' meeting may authorize another person or persons to act for him by proxy pursuant to Section 2.12(c), provided that no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period, A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Stockholder's attendance at any meeting shall not have the effect of revoking a previously granted proxy unless such Stockholder shall in writing so notify the Secretary of the meeting prior to the voting of the proxy, Unless otherwise provided bylaw, no vote on the election of directors or any question brought before the meeting need be by ballot unless the chairman of the meeting shall determine that it shall be by ballot or the holders of a majority of the shares of stock present in person or by proxy and entitled to participate in such vote shall so demand. In a vote by ballot, each ballot shall state the number of shares voted and the name of the Stockholder or proxy voting. Except as otherwise provided by law, by the Corporation's Certificate of Incorporation or these Bylaws, all elections of directors and all other matters before the Stockholders shall be decided by the vote of the holders of a majority of the shares of stock present in person or by proxy at the meeting and entitled to vote in the election or on the question.

Section 2.8 Stockholders Entitled to Vote. The Board of Directors may fix a date not more than sixty (60) days nor less than ten (10) days prior to the date of any meeting of Stockholders, or, in the case of corporate action by written consent in accordance with the terms of Section 2, 10(b), not prior to the date upon which the resolution of the Board of Directors fixing the record date is adopted and not more than ten (10) days after the date upon which the resolution of the Board of Directors fixing the record date is adopted, as a record date for the determination of the Stockholders entitled to notice of and to vote at such meeting and any adjournment thereof, or to act by written consent, and in each case such Stockholders and only such Stockholders as shall be Stockholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting and any adjournment thereof, or to act by written consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after such record date fixed as aforesaid.

Section 2.9 Order of Business. 'Me order of business at all meetings of Stockholders shall be as determined by the chairman of the meeting or as is otherwise determined by the vote of the holders of a majority of the shares of stock present in person or by proxy and entitled to vote without regard to class or series at the meeting.

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting, To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed to and received at the principal executive offices of the Corporation not less than 80 days prior to the meeting; provided, however, that in the event that less than 90 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure made.

A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which arc beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.9.

The presiding officer of an annual meeting shall, if the facts wart-ant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with this Section 2.9, and if the presiding officer should so determine, the presiding officer shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Section 2.10 Authorization of Proxies. Without limiting the manner in which a Stockholder may authorize another person or persons to act for him as proxy, the following are valid means of granting such authority, A Stockholder may execute a writing authorizing another person or persons to act for him as proxy, Execution may be accomplished by the Stockholder or his authorized officer, director, employee or agent signing such w7iting or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. A Stockholder may also authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the bolder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the Stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall spec4 the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

ARTICLE III

Directors

Section 3.1 Management. The property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all powers of the Corporation and do all lawful acts and things as are not by law, by the Corporation's Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the Stockholders.

Section 3.2 Number and Term. The number of directors may be fixed from time to time by resolution of the Board of Directors adopted by the affirmative vote of a majority of the members of the entire Board of Directors, but shall consist of not less than. one (1) member nor more than fifteen (15) members who shall be elected annually by the Stockholders except as provided in Section 3.4 Directors need not be Stockholders. No decrease in the number of directors shall have the effect of shortening the term of office of any incumbent director.

Section 3.3 Quorum and Manner of Action. At all meetings of the Board of Directors a majority of the total number of directors holding office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, by the Corporation's Certificate of Incorporation or these Bylaws. When the Board of Directors consists of one director, the one director shall constitute a majority and a quorum. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at such adjourned meeting Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 3.4 Vacancies. Except as otherwise provided by law or the Corporation's Certificate of Incorporation, in the case of any increase in the authorized number of directors or of any vacancy in the Board of Directors, however created, the additional director or directors may be elected, or, as the case may be, the vacancy or vacancies may be filled by majority vote of the directors remaining on the whole Board of Directors although less than quorum, or by a sole remaining director. In the event one or more directors shall resign, effective at a future date, such vacancy or vacancies shall be filled by a majority of the directors who will remain on the whole Board of Directors, although less than a quorum, or by a sole remaining director, Any director elected or chosen as provided herein shall serve until the sooner of, (i) the unexpired term of the directorship to which he is appointed; (ii) until his successor is elected and qualified; or (iii) until his earlier resignation or removal.

Section 3.5 Resignations. A director may resign at any time upon written notice of resignation to the Corporation. Any resignation shall be effective immediately unless a certain effective date is specified therein, in which event it will be effective upon such date and acceptance of any resignation shall not be necessary to make it effective.

Section 3.6 Removals. Any director or the entire Board of Directors may be removed, with or without cause, and another person or persons may be elected to serve for the remainder of his or their term by the holders of a majority of the shares of the Corporation entitled to vote in the election of directors unless a higher percentage is required in the Certificate of Incorporation of the Corporation. In case any vacancy so created shall not be filled by the Stockholders at such meeting, such vacancy may be filled by the directors as provided in Section 3.4.

Section 3.7 Annual Meetings. The annual meeting of the Board of Directors shall be held, if a quorum be present, immediately following each annual meeting of the Stockholders at the place such meeting of Stockholders took place, for the purpose of organization and transaction of any other business that might be transacted at a regular meeting thereof, and no notice of such meeting shall be necessary. If a quorum is not present. such annual meeting may be held at any other time or place that may be specified in a notice given in the manner provided in Section 3.9 for special meetings of the Board of Directors or in a waiver of notice thereof.

Section 3.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such places and times as shall be determined from time to the by resolution of the Board of Directors. except as otherwise provided by law, any business may be transacted at any regular meeting of the Board of Directors.

Section 3.9 Special Meetings. Special meetings of the Board of Directors may be called by the President, or by the Secretary on the written request of one-third (1/3) of the members of the whole Board of Directors stating the purpose or purposes of such meeting. Notices of special meetings, if mailed, shall be mailed to each director not later than two (2) days before the day the meeting is to be held or if otherwise given in the manner permitted by these Bylaws, not later than the day before such meeting. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in any notice or written waiver of notice unless so required by the Corporation's Certificate of Incorporation or by these Bylaws. Any and all business may be transacted at a special meeting, unless limited by law, the Corporation's Certificate of incorporation or by these Bylaws.

Section 3.10 Organization of Meetings. At any meeting of the Board of Directors, business shall be transacted in such order and manner as such Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present any meeting at which there is a quorum, except as otherwise provided by these Bylaws or required by law.

Section 3.11 Place of Meetings. The Board of Directors may hold their meetings and have one or more offices, and keep the books of the Corporation, outside the State of Texas. at any office or offices of the Corporation, or at any other place as they may from time to time by resolution determine.

Section 3.12 Compensation of Directors. Directors shall not receive any stated salary for their services as directors, but by resolution of the Board of Directors a fixed honorarium or fees and expenses, if any, of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending such committee meetings.

Section 3.13 Action by Unanimous Written Consent. Unless otherwise restricted by law, the Corporation's Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee.

Section 3.14 Participation in Meetings by Telephone. Unless otherwise restricted by the Corporation's Certificate of Incorporation or these Bylaws, members of the Board of Directors or of any committee thereof may participate in a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Participation in a meeting in such manner shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened,

Section 3.15 Nominations. Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of Directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of Directors generally, Any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than 80 days prior to the date of any annual or special meeting. In the event that the date of such annual or special meeting was not publicly announced by the Corporation by mail, press release or otherwise more than 90 days prior to the meeting, notice by the stockholder to be timely must be delivered to the Secretary of the Corporation not later than the close of business on the tenth day following the day on which such announcement of the date of the meeting was communicated to the stockholders.

Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors, and (e) the consent of each nominee to serve as a Director of the Corporation if so elected if the presiding officer of the meeting for the election of Directors determines that a nomination of any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of these Bylaws, such nomination shall be void.

ARTICLE IV

Committees of the Board

Section 4.1 Membership and Authorities. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one (1) or more Directors to constitute an Executive Committee and such other committees as the Board of Directors may determine, each of which committees to the extent provided in said resolution or resolutions or in these Bylaws, shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation, except in those cases where the authority of the Board of Directors is specifically denied to the Executive Committee or such other committee or committees by law, the Corporation's Certificate of Incorporation or these Bylaws, and may authorize the seal of the Corporation to be affixed to all papers that may require it. The designation of an Executive Committee or other committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

Section 4.2 Minutes. Each committee designated by the Board of Directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

Section 4.3 Vacancies. The Board of Directors may designate one (1) or more of its members as alternate members of any committee who may replace any absent or disqualified member at any meeting of such committee. If no alternate members have been appointed, the committee member or members thereof present at any meeting and not disqualified f1rom voting, whether or not he or they constitute a quorum. may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to dissolve, any committee.

Section 4.4 Telephone Meetings. Members of any committee designated by the Board of Directors may participate in or hold a meeting by use of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, Participation in a meeting pursuant to this Section 4.4 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 4.5 Action Without Meeting. Any action required or permitted to be taken at a meeting of any committee designated by the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the committee and filed with the minutes of the committee proceedings. Such consent shall have the same force and effect as a unanimous vote at a meeting.

ARTICLE V

Officers

Section 5.1 Number and Title. The elected officers of the Corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a Secretary and a Treasurer. The Board of Directors may also choose a Chairman of the Board, who must be a Board member of the Board of Directors, a President, Vice Presidents, Assistant Secretaries and/or Assistant Treasurers and such other officers as way be established and approved by the Board of Directors. One person may hold any two or more of these offices and any one or more of the Vice Presidents may be designated as an Executive Vice President or Senior Vice President,

Section 5.2 Term of Office; Vacancies. So far as is practicable, all elected officers shall be elected by the Board of Directors at the annual meeting of the Board of Directors in each year, and except as otherwise provided in this Article V, shall hold office until the next such meeting of the Board of Directors in the subsequent year and until their respective successors are elected and qualified or until their earlier resignation or removal. All appointed officers shall hold office at the pleasure of the Board of Directors. if any vacancy shall occur in any office, the Board of Directors may elect or appoint a successor to fill such vacancy for the remainder of the term.

Section 5.3 Removal of Elected Officers. Any elected officer may be removed at any time, with or without cause, by affirmative vote of a majority of the whole Board of Directors, at any regular meeting or at any special meeting called for such purpose.

Section 5.4 Resignations. Any officer may resign at any time upon written notice of resignation to the Chief Executive Officer, Secretary or Board of Directors of the Corporation. Any resignation shall be effective immediately unless a date certain is specified for it to take effect, in which event it shall be effective upon such date, and acceptance of any resignation shall not be necessary to make it effective, irrespective of whether the resignation is tendered subject to such acceptance.

Section 5.5 The Chairman of the Board. The Chairman of the Board, if one shall be elected, shall preside at all meetings of the Stockholders and Board of Directors. In addition, the Chairman of the Board shall perform whatever duties and shall exercise all powers that are given to him by the Board of Directors.

Section 5.6 Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation; shall (W the absence of the Chairman of the Board, if one be elected) preside at meetings of the Stockholders and Board of Directors; shall be ex offico a member of all standing committees; shall have general and active management of business of the corporation shall implement the general directives, plans and policies formulated by the Board of Directors; and shall further have such duties, responsibilities and authorities as may be assigned to him by the Board of Directors. He may sign, with any other proper officer, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts and other documents which the Board of Directors has authorized to be executed, except where required by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors or these Bylaws, to some other officer or agent of the Corporation.

Section 5.7 President and Vice Presidents. The President and several Vice Presidents shall have such powers and duties as may be assigned to them by these Bylaws and as may from time to time be assigned to them by the Board of Directors and may sign, with any other proper officer, certificates for shares of the Corporation.

Section 5.8 Secretary. The Secretary, if available, shall attend all meetings of the Board of Directors and all meetings of the Stockholders and record the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for any committee of the Board of Directors as shall designate him to serve. He shall give, or cause to be given, notice of all meetings of the Stockholders and meetings of the Board of Directors and committees thereof and shall perform such other duties incident to the office of secretary or as may be prescribed by the Board of Directors or the Chief Executive Officer, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation and he, or any Assistant Secretary, or any other person whom the Board of Directors may designate, shall have authority to affix the same to any instrument requiring it, and when so affixed it may be attested by his signature or by the signature of any Assistant Secretary or by the signature of such other person 50 affixing such seal.

Section 5.9 Assistant Secretaries. Each Assistant Secretary shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be assigned to him by the Board of Directors, the Chief Executive Officer or the Secretary. The Assistant Secretary or such other person as may be designated by the Chief Executive Officer shall exercise the powers of the Secretary during that officer's absence or inability to act.

Section 5.10 Treasurer. The Treasurer shall have the custody of and be responsible for the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in the books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation and he shall perform all other duties incident to the position of Treasurer, or as may be prescribed by the Board of Directors or the Chief Executive Officer. If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 5.11 Assistant Treasurers. Each Assistant Treasurer shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be assigned to him by the Board of Directors, the Chief Executive Officer or the Treasurer. The Assistant Treasurer or such other person designated by the Chief Executive Officer shall exercise the power of the Treasurer during that officer's absence or inability to act.

Section 5.12 Subordinate Officers. The Board of Directors may (i) appoint such other subordinate officers and agents as it shall deem necessary who shall hold their offices for such terms, have such authority and perform such duties as the Board of Directors may from time to time determine, or (H) delegate to any committee or officer the power to appoint any such subordinate officers or agents,

Section 5.13 Salaries and Compensation. The salary or other compensation of officers shall be fixed from time to time by the Board of Directors. The Board of Directors may delegate to any committee or officer the power to fix from time to time the salary or other compensation of subordinate officers and agents appointed in accordance with the provisions of Section S. 12.

AR1TCLE VI

Capital Stock

Section 6.1 Certificates of Stock. Certificates of stock shall be issued to each Stockholder certifying the number of shares owned by him in the Corporation and shall be in a form not inconsistent with the Certificate of Incorporation and as approved by the Board of Directors. The certificates shall be signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer and may be sealed with the seat of the Corporation or a facsimile thereof. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. if the Corporation shall be authorized to issue more than one (1) class of stock or more than one (1) series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class Or series of stock, provided that, except as otherwise provided by statute, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each Stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 6.2 Lost Certificate. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the owner of such certificate, or his legal representative, When authorizing the issuance of a new certificate, the Board of Directors may in its discretion, as a condition precedent to the issuance thereof, require the owner, or his legal representative, to give a bond in such form and substance with such surety as it may direct, to indemnify the Corporation against any claim that may be made on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

Section 6.3 Fixing Date for Determination of Stockholders of Record for Certain Purposes. In order that the Corporation may determine the Stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of capital stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days prior to the date of payment of such dividend or other distribution or allotment of such rights or the date when any such rights in respect of any change, conversion or exchange of stock may be exercised or the date of such other action. In such a case, only Stockholders of record on the date so fixed shall be entitled to receive any such dividend or other distribution or allotment of Tights or to exercise such rights or for any other purpose, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

If no record date is fix4 the record date for determining Stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.4 Dividends. Subject to the provisions of the Corporation's Certificate of incorporation, if any, and except as otherwise provided by law, the directors may declare dividends upon the capital stock of the Corporation as and when they deem it to be expedient. Such dividends may be paid in cash, in property or in shares of the Corporation's capital stock, Before declaring any dividend there may be set apart out of the funds of the Corporation available for dividends, such sum or sums as the directors from time to time in the discretion think proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends, or for such other purposes as the directors shall think conducive to the interests of the Corporation arid the directors may modify or abolish any such reserve in the manner in which it was created.

Section 6.5 Transfer of Stock. Transfers of shams of the capital stock of the Corporation shall be made only on the books of the Corporation by the registered owners thereof, or by their legal representatives or their duly authorized attorneys. Upon any such transfers the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock transfer books and ledgers, by whom they shall be cancelled and new certificates shall thereupon be issued.

ARTICLE VII

Miscellaneous Provisions

Section 7.1 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 7.2 Checks, Drafts, Notes. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation or shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall from time to time be determined by resolution (whether general or special) of the Board of Directors or may be prescribed by any officer or officers, or any officer and agent jointly, thereunto duly authorized by the Board of Directors.

Section 7.3 Notice and Waiver or Notice. Whenever notice is required to be given to any director or Stockholder under the provisions of applicable law, the Corporation's Certificate of Incorporation or these Bylaws, such notice shall be in writing and delivered either (i) personally, or (ii) by registered or certified mail, or (iii) by telegram, telecopy, or similar facsimile means (delivered during the recipient's regular business hours). Such notice shall be sent to such director or Stockholder at the address or telecopy number as it appears on the records of the Corporation. unless prior to the sending of such notice he has designated, in a written request to the Secretary of the Corporation, another address or telecopy number to which notices are to be sent. Notices shall be deemed given when received, if sent by telegram, telex, telecopy or similar facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by telex, telecopy or other facsimile means); and when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand delivered, sent by express courier or delivery service, or sent by certified or registered mail. Whenever notice is required to be given under any provision of law, the Corporation's Certificate of Incorporation or these Bylaws, a waiver thereof in writing, by telegraph, cable or other form of recorded communication, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Corporation's Certificate of Incorporation or these Bylaws.

Section 7.4 Examination of Books and Records. The Board of Directors shall determine from time to time whether, and if allowed, when and under what conditions and regulations the accounts and books of the Corporation (except such as may by statute be specifically opened to inspection) or any of them shall be open to inspection by the Stockholders, and the Stockholders' rights in this respect are and shall be restricted and limited accordingly.

Section 7.5 Voting Upon Shares Held by the Corporation. Unless otherwise provided by law or by the Board of Directors, the Chairman of the Board of Directors, if one shall be elected, or the President, if a Chairman of the Board of Directors shall not be elected, acting on behalf of the Corporation, shall have full power and authority to attend and to act and to vote at any meeting of Stockholders of any corporation in which the Corporation may hold stock and, at any such meeting, shall possess and may exercise any and all of the rights and powers incident to the ownership of such stock which, as the owner thereof, the Corporation might have possessed and exercised, if present. The Board of Directors by resolution from time to time may confer like powers upon any person or persons.

Section 7.6 Interested Directors and Officers. (a) No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or officers are Directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purposes, if;

(i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

(ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract for transaction is specifically approved in good faith by vote of the stockholders; or

(iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholder.

Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE VIII

Amendments

Section 8.1 Amendments. Except as otherwise expressly provided in the Corporation's Certificate of Incorporation, the directors, by the affirmative vote of a majority of the entire Board of Directors and without the assent or vote of the Stockholders, may at any meeting make, repeal, after, amend or rescind any of these Bylaws, The Stockholders shall I not make, repent, alter, amend or rescind any of the provisions of these Bylaws except by the holders of not less than a majority of the total voting power of all shams of stock of the Corporation entitled to vote in the election of directors, considered for purposes of this Article VIII as one class.

Exhibit 99.2

APPLICATION FORM FOR
RETAIL ELECTRIC PROVIDER (rep) CERTIFICATION
(a.k.a. Application for a Certificate to Provide Retail Electric Service)
PURSUANT TO PUC SUBSTANTIVE RULE SECTION 25.107
(See also Instructions to Application Form for REP Certification)

PART A - Company Information

(Applicable to all Applicants)

1. Legal Name of the Applicant: Gexa Corp.

2. Authorized representative to contact about this application:

Name: Marcie Zlotnik	Title: President
Address: 24 Greenway Plaza, Suite 1826, Houston, TX 77046
Telephone: 713-626-2809	FAX: 713-961-7997
E-mail Address: marciez@pdq.net

3. Agent for Service of Process (may be same as above):

Name: Marcie Zlotnik	Title: President
Address: 24 Greenway Plaza, Suite 1826, Houston, TX 77046
Telephone: 713-626-2809	FAX: 713-961-7997
E-mail Address: marciez@pdq.net

4. Type of Legal Structure (indicate one)

__ Individual __Partnership

__Limited Liability Company   X Corporation    __ Other:

If Applicant is not an individual, provide the state in which the Applicant is organized and the date of organization: Texas, 2/13/01

5. Officers. Provide, and label as "Attachment A-1," the names, titles, address, telephone number, facsimile transmission number, and e-mail address for each of the Applicant’s officers, directors, and partners, if any.

6. Affiliates. Provide, and label as "Attachment A-2," the name and relationship of each of the Applicant’s affiliates and subsidiaries that provide utility related services, such as telecommunications, electric, gas, water or cable service, if any.

7. Other Trade or Commercial Names on Certificates. (Limit 4).

Gexa Corp., Gexa Energy Corp., Gexa Energy.com

8. Texas Office. Supply the Texas office location information indicated below, or check box below to agree to supply the information later, prior to providing retail electric service in Texas:

Trade/Commercial Name in use at Texas office: Gexa Corp.
Street Address of Texas office: 24 Greenway Plaza, Suite 1826
City: Houston, TX , ZIP: 77046
Telephone: 713-626-2809

Any other contact information required to facilitate Service of Process at Texas office:

___  Instead of supplying office location information now, the applicant swears and affirms, by signing this application form, to obtain and maintain an office located in Texas and to provide the Commission with the information requested above by sworn affidavit after certification but before providing electric retail service to customers in Texas.

PART B – SERVICE AREA

(Applicable to all Applicants)

Review Instructions and designate service area by completing either Option 1 or Option 2 below:

Option 1 – For REPs defining service area by geography. Check only one of the following boxes and complete supplemental information, if any, to designate desired geographical service area:

X The geographic area of the entire state of Texas.

__ The service area of specific transmission and distribution utilities and/or municipal utilities or electric cooperatives in which competition is offered, as follows (list them):

__ The geographic area of the Electric Reliability Council of Texas (ERCOT)/or territory of another independent organization to the extent it is within Texas, as follows (name it):

Or:

Option 2 – For REPs defining service area by customers. Review Instructions and provide as "Attachment B" the signed, notarized affidavits from each individual retail customer with which it has contracted to provide one megawatt or more of capacity, pursuant to Section 25.107 (d)(2)(A). Include a cover document listing all customer names for convenient reference.

__ By executing the affidavit attached hereto, the Applicant swears and affirms that it is aware of, and will comply with, P.U.C. Subst. R. 25.107(d)(2) relating to Option 2 – For REPs defining service area by customers, including the limitation of serving only customers for whom it has filed said affidavits with the Commission and that it must amend its certificate in order to serve additional customers.

PART C - FINANCIAL REQUIREMENTS

(Mixed Applicability – see each provision)

As a requisite for obtaining and maintaining certification, a REP must meet the initial and ongoing financial resource standards required for credit quality, customer protection, and for the billing and collection of transition charges, as set forth in P.U.C. Subst. R. Section 25.107(f).

1. Minimum credit standards for REP certification. (Applicable to all Applicants) Check which of the methods the Applicant or its parent corporation or controlling shareholder providing a guaranty of its REP will use to demonstrate its minimum credit standard. Consult Instructions and provide proof as Attachment C-1.

__ 1A) Investment grade credit rating as provided for in the rule.

__ 1B) Assets in excess of liabilities of at least $50,000,000 on its most recent balance sheet.

X 1C) Unused cash resources of at least $100,000 (See Instructions: A greater amount may be necessary, depending on the Applicant’s desired scale of business).

2. Financial evidence of unused cash resources.(Applicable to all Applicants who select method 1C above) Indicate which of the financial instruments listed below the Applicant will use to satisfy the threshold cash requirements established by the Rule.

__ 2A) Cash or cash equivalent, including cashier’s check or sight draft.

X 2B) A certificate of deposit with a bank or other financial institution.

__ 2C) A letter of credit issued by a bank or other financial institution, irrevocable for a period of at least 15 months.

__ 2D) A line of credit or other loan issued by a bank or other financial institution, including a bond in a form approved by the commission, irrevocable for a period of at least 15 months.

__ 2E) A loan issued by a subsidiary or affiliate of the Applicant or a corporation holding controlling interest in the Applicant, irrevocable for a period of at least 15 months.

__ 2F) A guaranty issued by a shareholder or principal of the Applicant, a subsidiary or affiliate of the Applicant, or a corporation holding controlling interest in the Applicant, irrevocable for at least 15 months.

__ 2G) Other financial instruments. Describe in detail the form of financial instrument Applicant seeks to use and attach a copy of the Public Utility Commission’s prior approval of such instrument.

3. Financial standards required for customer protection.(Applicable to Option 1 Applicants only).Does the Applicant wish to have the option of collecting deposits or other advance payments from customers? X Yes __ No. If yes, which type(s) of financial evidence does the Applicant plan to rely on for compliance with Section 25.107(f)(2), relating to financial standards required for customer protection? Indicate applicable financial instruments as listed above (2.A through 2.G): 2B

X  By executing the affidavit attached hereto, the Applicant swears and affirms that it is aware of, and will comply with, P.U.C. Subst. R. Section 25.107(f)(2), which applies to REPs who collect customer deposits or other advance payments. It requires such REPs to maintain financial resources sufficient to cover all of its obligations to customers for any deposits and other advance payments, subject to various conditions, in addition to the minimum credit standards for REP certification stated above. The Applicant shall file with the commission within 90 days of receiving the first deposit or other advance payment from customers a sworn affidavit demonstrating compliance with P.U.C. Subst. R. Section 25.107(f)(2). Such demonstration of compliance includes the provision, with the affidavit, of the amount of customer deposits and advance payments collected-to-date and independent third party documentation of the financial resources relied upon for compliance.

4.  Financial standards required for the billing and collection of transition charges. (Applicable to all Applicants)

X By executing the affidavit attached hereto, Applicant swears and affirms that it is aware of, and will comply with, P.U.C. Subst. R. 25.107(f)(3) relating to financial standards required of REPs for the billing and collection of transition charges if it serves customers in the service area of a transmission and distribution utility that is subject to a financing order issued pursuant to PURA Section 39.301.

5. Credit support by affiliates. (Applicable to all Applicants) To the extent the Applicant relies on an affiliated transmission or distribution utility for credit, investment, or financing arrangements to demonstrate the that it meets the financial requirements, the Applicant must provide and label as Attachment C-2 demonstration that any such arrangement complies with P.U.C. Subst. R. 25.272(d)(7), relating to Code of Conduct for Electric Utilities and Their Affiliates.

PART D - TECHNICAL AND MANAGERIAL RESOURCE REQUIREMENTS

(Applicable to Option 1 Applicants only)

As a requisite for providing retail electric service, a REP must have technical resources to provide continuous and reliable electric service to customers in its service area and technical and managerial ability to supply electric service at retail in accordance with its customer contracts. The Applicant will provide the following information:

1. Provide and label as "Attachment D-1" a detailed description demonstrating the ability of the Applicant to comply with Section 25.107(g)(1)-(8), relating to technical and managerial requirements, including statements of prior experience of the Applicant (see Instructions). To the extent it will rely on third parties to meet the requirements of Section  25.107(g), include evidence of agreements entered to ensure that the Applicant is capable of providing continuous and reliable electric service.

2. Provide and label as "Attachment D-2" any complaint history and compliance record during the three calendar years prior to filing the application regarding the Applicant, utility related affiliates, predecessors in interest, and principals, as required by Section 25.107 (g)(9)(B).

3. Provide and label as "Attachment D-3" a summary of any history of bankruptcy, dissolution, merger or acquisition of the Applicant or any predecessor in interest in the three calendar years preceding application.

4. Provide and label as "Attachment D-4" a statement indicating whether the Applicant is currently under investigation, or has been has been penalized, by an attorney general or any state or federal regulatory agency, either in this state or in another state or jurisdiction for violation of any deceptive trade or customer protection laws or regulations.

5. Provide and label as "Attachment D-5" disclosure of whether the Applicant, a predecessor, an officer, director or principal has been found liable for fraud, theft or larceny, deceit, or violations of any customer protection or deceptive trade laws in any state.

6. X By executing the affidavit attached hereto, the Applicant swears and affirms that it will register with or be certified by the ERCOT ISO or other independent organization and will comply with the technical and managerial requirements of P.U.C. Subst. R. Section 25.107(g)(1)-(4) or that all entities with whom the applicant has a contractual relationship to purchase power are registered with or certified by the independent organization and will comply with all system rules and standards established by the independent organization. The Applicant also swears and affirms that it will supply the Commission with proof of such registration or certification after REP certification but at least 21 days before providing electric retail service to customers in Texas.

7. Provide and label as "Attachment D-6" any other evidence, at the discretion of the Applicant, supporting the Applicant’s plans for meeting the requirements listed in Section 25.107 (g).

8. X By executing the affidavit attached hereto, the Applicant swears and affirms that it is aware of, and will comply with, P.U.C. Subst. R. Section 25.107(e)(3), relating to threshold residential service requirements, when applicable.

PART E – CUSTOMER PROTECTION REQUIREMENTS

(Applicable to Option 1 Applicants only)

X By executing the affidavit attached hereto, Applicant swears and affirms that it is aware of, and will comply with, P.U.C. Subst. R. Section 25.107(h), relating to customer protection requirements, and any other customer protection rules, disclosure requirements, marketing guidelines, and anti-discrimination rules approved by the commission.

AFFIDAVIT

(Must be notarized by a notary public in and for the State of Texas)

STATE OF TEXAS                                 ))

COUNTY OF HARRIS                            ))

BEFORE ME, the undersigned authority, on this day personally appeared the undersigned, who, after being duly sworn, stated on their oath that they are entitled to make this Affidavit, and that the statements contained below and in the foregoing are true and correct.

I swear or affirm that I have personal knowledge of the facts stated in the attached application, that I am competent to testify to them, and that I have the authority to submit this application form on behalf of the applying party. I further swear or affirm that all statements made in the application form are true, correct and complete and that any substantial changes in such information will be provided to the Public Utility Commission of Texas in a timely manner. I swear or affirm that the applying party understands and will comply with all requirements of the applicable law and rules, including any required submission of additional information by sworn affidavit prior to the provision of electric service.

Signature of Authorized Representative

/s/ Marcie Zlotnik

Name of Applicant: Gexa Corp.

Sworn and subscribed before me this 19th day of June, 2001

/s/ Neil Leibman, Notary Public

Notary Public in and for the State of Texas

Exhibit 99.3

RESOLUTIONS OF DIRECTORS
OF
GEXA GOLD CORP.

As provided under Nevada Code, the following resolutions were adopted unanimously, by the Board of Directors of GEXA GOLD CORP., deemed effective January 31, 2001.

1. RESOLVED, that the Corporation shall be reincorporated from the state of Nevada to the state of Texas, merged and the name changed to GEXA Corp. and such Articles of Incorporation and Bylaws of Gexa Corp. are hereby approved, ratified and confirmed. The purpose of the merger is to change the domicile of the Company from Nevada to Texas. The surviving company shall be the Articles of Incorporation of the combined Companies with the name change all as set forth in the agreement and plan of merger (attached as Exhibit B)

2. FURTHER RESOLVED that the 944,495 shares of preferred convertible sock of the Company representing all of the outstanding shares of preferred stock of the Company shall be converted on a 1 to 1 basis such that each share of preferred Stock shall be exchanged for one share of common stock of the company),

3. FURTHER RESOLVED, that all of the issued and outstanding Common Stock of the Company, par value $0.01 per share, including without limitation all of the common stock issued as a result of the convertible preferred shall be and is hereby automatically reclassified and changed into 1/25 of a fully paid and non-assessable share of common stock of the Corporation, $0.01 par value, without changing the stated capital of the Corporation. No fractional shares shall be issued and all shares shall be rounded upward.

4. FURTHER RESOLVED, the Board appoints Neil Leibman, Trustee to serve as sole Director of the Company to fill the vacancies caused by the above resignations until a new slate of Director can be appointed, but in no event later than the next annual meeting.

5. FURTHER RESOLVED, the following persons are elected to the office indicated to their names:

President, Treasurer Neil Leibman, Trustee

Secretary Neil Leibman, Trustee

6. FURTHER RESOLVED, the resignations (attached as Exhibit A and incorporated by reference) of Robert D. McDougal – Director and President, Justin Rice – Director, Gary Rice – Director being all of the officers and/or directors of the Company, are accepted, effective immediately.

7. FURTHER RESOLVED, the President, Secretary and Treasurer of the Company are authorized and empowered to take any and all action necessary to effectuate the foregoing resolutions pending notification the Transfer Agent of the Company of such action.

DIRECTORS

We the undersigned being all of the Directors or Gexa Gold Corp. consent to the foregoing action without a meeting and waive notices of any meeting requirement by their signatures below.

/s/ Robert D. McDougal

/s/ Justin Rice

/s/ Gary Rice